Legg Mason

Opportunity Trust

Investment Commentary and
Quarterly Report to Shareholders
March 31, 2006

LEGG MASON FUNDS

Personalized Guidance.
Intelligent Choices.SM

ii	Investment Commentary

Fund Performance

Legg Mason Opportunity Trust

Opportunity Trust’s total return for the first quarter of 2006 is shown below with the total returns of several comparable indices. In addition, we have provided one-year, three-year, five-year, ten-year and since-inception total returns for the periods ended March 31, 2006.

	First Quarter 2006	One Year	Average Annual Total Returns
			Three Years	Five Years	Since InceptionA
Opportunity Trust
Primary Class	+10.29%	+27.88%	+29.36%	+12.90%	+10.85%
Financial Intermediary Class	+10.53%	+28.83%	N/A	N/A	+14.07%
Institutional Class	+10.58%	+29.26%	+30.75%	+14.07%	+12.12%
Dow Jones Industrial AverageB	+4.25%	+8.27%	+14.13%	+4.60%	+1.47%
S&P 500 Stock Composite IndexC	+4.21%	+11.73%	+17.22%	+3.97%	–0.43%
Value Line IndexD	+8.33%	+15.44%	+22.27%	+3.89%	+0.58%

The performance data quoted represents past performance and does not guarantee future results The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for the Financial Intermediary and Institutional Classes please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

A	The Fund’s Primary Class inception date is December 30, 1999. The Financial Intermediary Class inception date is February 13, 2004. The Institutional Class inception date is June 26, 2000. Index returns are for periods beginning December 31, 1999. It is not possible to invest in an index.

B	A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a monthly basis.

C	A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market.

D	Composed of approximately 1,700 stocks, this index is a geometric average of the daily price percentage change in each stock, covering both large- and small-capitalization companies.

NA — Not applicable.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	iii

Legg Mason Opportunity Trust

Market Comments: April 2006

When I saw the front page headline in the Financial Times on April 10th, I was momentarily disoriented. “Commodity prices set to soar,” it read. My first thought was I read the date wrong, that it was April 1st, and this was an April fool’s story. But it was April 10th, not April 1st.

Then I thought perhaps they had delivered me a copy of the FT from the spring of 1999, when commodities prices were all in the tank and oil sold for $10 a barrel. Reminding the reader that you had predicted the great commodity bull market in 1999 when prices were down and everyone was bearish would be good marketing. But the date was unmistakably 2006. And then I recalled that the FT’s sister publication, The Economist, had on its cover in the spring of 1999 the headline “Drowning in oil,” saying that despite the price of crude having fallen in half in two years, “$10 might actually be too optimistic. We may be heading for $5.” What it did not say, as oil was making its lows, was that the price was set to soar, and that you could make six times your money in the next seven years.

Is it any surprise now that oil is a six bagger, that copper has quadrupled in the past four years, that silver has tripled in three years, as has sugar, that orange juice has doubled in the past two years, and that after the biggest commodity rally in 50 years, it is NOW that prices are “set to soar” and that pension funds are falling all over themselves to allocate a portion of their assets to commodities? From the same FT:

Last month, J Sainsbury, the U.K. supermarket chain, said it planned to invest about 5% of its 3.2 billion pound ($5.5 bn, euro 4.6 bn) fund in commodities. . .

The article went on to note how this move is being driven by pension consultants armed with data showing how well commodities have performed, how over 50 years they have performed about as well as equities, and how this was part of a move to “find surer ways” to fund long-term obligations than by investing in mainstream equity indices, those surer ways consisting of “alternative assets” such as private equity, hedge funds, commodities, and so on.

These alternative assets are judged surer mostly because they have done so well the past five years, just as venture capital was so judged in 1999 and 2000 because of its stellar past returns, leading to a flood of money and a collapse in returns. (I am leaving out of this any discussion of the dispersion of returns; suffice it to say they are wide and not everyone will get the top quartile returns, though all will so believe a priori.)

This brought back memories of the spring of 2000, when on March 31 The New York Times business section headlined “The End of the Game,” about how Julian Robertson was closing his legendary hedge fund because the value investing game he practiced, of buying the cheapest companies and shorting the most expensive, was over. Many well-known value investors such as Bob Sanborn of Harris and George VanderHeiden at Fidelity, in addition to Robertson, had left their firms as a result of not being in the tech and telecom game. That game having run five years was deemed permanent and a new paradigm. Of course, it was

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

iv	Investment Commentary

that game that was ending, and those value investors who survived and who practiced a deep value strategy (which often involves commodities or cyclicals) were about to enter one of their best periods in market history.

It is not an accident that despite the consultants being armed with data going back 50 years about how adding commodities to a portfolio can improve risk-adjusted rates of return, there was zero interest among pension plans and investors generally in owning them until very recently. “Two years ago it would have been hard to find any funds investing in commodities,” says Stephen Woodcock, investment consultant.

Suffice it to say it wasn’t a steely eyed look at the data sets and time series that has galvanized the investment world into believing commodity prices are “set to soar,” and that they better move fast to get in before the big move. Part of the problem with the data is what the professors call sensitive dependence on initial conditions: it matters when you start the measurement period. If you start it in 1950 and end in 2000, it shows about 47 years of oscillation and three years straight up in the early to mid 1970’s. Since the last big move in the 70’s, for a couple of decades commodities did nothing, so despite all the data about noncorrelation with equities, nobody cared.

When prices were down, people could cite good fundamental reasons why they shouldn’t go up, just as they can now trot out all the reasons for why they should continue to rise: insatiable demand from China, India and the developing world, 20 years of underinvestment in production capabilities, sources of supply are either depleted or in geopolitically unstable parts of the world, skepticism about the sustainability of the price move, greater capital discipline on the part of the companies who produce commodities, massive new investment demand which is permanent since it is driven by indexation and thus will not leave even if prices decline (want to bet on that last one?). There are more but you get the picture.

The great commodities bull market in the 1970’s had many of the same features as this one, except that most of what drives this story is demand, while that one was driven by scarcity of supply, either due to the OPEC cartel, or due to Club of Rome type analyses about running out of all the major commodities. (If you don’t remember the Club of Rome you are of a different generation.) I recall one prominent forecast around 1979 that oil would go up 15% per year “forever.”

A feature of the data showing the performance of commodities over 50 years that appears lost on those now allocating assets illustrates the distinction made by Stephen Jay Gould in his book Full House between conflating the trends of a system with the trends within a system. From the early 1950’s to the early 1970’s commodities prices oscillated, and were lower in 1972 in nominal terms than they were in 1950. Prices then tripled over the next three years, then declined for a couple of years, then spiked up in 1979 and 1980, and traded sideways for nearly twenty years before declining into the tech and telecom boom. They have subsequently soared over the past 3 or 4 years.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	v

The 50-year trend OF the system is indeed up at about the rate of equities—after this big move we have just experienced—with minimal correlation, but that obscures the trends IN the system, which show 20+ years of returns that oscillate around zero (depending on the index and the measurement period there are modest nominal returns that offer about a zero real rate), followed by very sharp moves up to a new equilibrium level that is about 3x the old level, then a few decades of stasis.

Since the rally we are experiencing is already bigger and longer lasting than the one that kicked off the 70’s, it takes a determined optimist to say that now is the time to be putting money in commodities.

The reason to own commodities may be that one believes they provide equity like returns with little correlation with equities. The time to own commodities is (or at least has been) when they are down, when everybody has lost money in them, and when they trade below the cost of production. That time is not now. The data showing the returns of commodities will look very different if you start measuring just after prices have tripled.

Every commodity we can get data on trades significantly above both the average and the marginal cost of production. Copper, for example, has an average cost of production of around 90 cents per pound, and a marginal cost of about $1.30 per pound. The marginal cost should approximate the equilibrium price over time. The current price is around $3.25 per pound. It is not a question of if copper prices are going down, it is a question of when.

The best argument that it’s different this time and we are in a new paradigm and you can therefore actually earn an excess return by buying commodities now is that demand will grow faster than supply on average for many years (or even forever!), due to all the demand driven/supply constrained arguments noted above. This demand driven cycle will lead to price increases that exceed nominal GDP, and therefore corporate profits on average.

If true, it will be the first time in economic history, since historically commodity prices have tended to fall in real terms, due to the improvements in technology for producing the items outpacing the growth in demand. But that doesn’t mean it won’t happen. Lots of things happen that never happened before.

The second best argument is that due to the amount of demand, both industrial and investment, the amount of new supply that needs to be put in place is so large that prices need to be this high to induce the amount of investment necessary to increase supply sufficiently to meet it. There have to be big profits, not small ones, and that means prices way above the marginal cost for a lot longer than we are used to seeing. That argument might be right, but all it says is prices look high, and are high, and they will stay this way longer than normal before you lose your money. In fact, given the negative roll caused by the contango in most commodities markets, investors in futures are already losing money if they are buying the front month and staying fully invested.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

vi	Investment Commentary

I am more sympathetic to the second argument than the first. It is undeniable that the demand picture is different this time. But the prices are different, too. What the commodity bulls implicitly assume is that higher prices will not curtail demand, that price elasticity is less than 1 indefinitely. They also assume that the global tightening that is underway will not affect prices, or that it will stop before that happens. I see little reason to adopt either assumption.

The markets say I am wrong, or at least the newspapers do, as do the current money flows and the advice of the consultants. Both the weekend (April 15) editions of The Wall Street Journal and the FT have articles about how to get in on the commodity boom, (“Going for the Gold” WSJ), and offering predictions about gains to be made (“Next goal for gold is $850 an ounce.”) Morgan Stanley has concluded that individuals should now have 4% in commodities, “up from 2% last year,” says the Journal. Not to be outdone, Citigroup is advising a 5% to 10% allocation. Even so sage a market observer as Peter Bernstein, writing in the April 15 FT, says that “commodity prices are likely to keep rising as a result of supply constraints for at least three or four years and possibly longer than that. There will be fluctuations, but the price trend will be up.”

Investing is all about probabilities, and just because there appears to be a strong consensus prices are going to keep going up, doesn’t mean that is wrong, or right. The consensus does tend to be wrong at the turning points, being invariably bullish at the top and bearish at the bottom. Remember all the advice to go to cash AFTER the 1987 Crash, since it was clear a depression would follow. Or how “risky” the high yield bond market was in the summer of 2002 AFTER the Enron and Worldcom collapses led to record spreads? I can’t help but be skeptical of the advice to start or increase a position in commodities AFTER the biggest bull move in 50 years.

Fifteen Fed tightenings have taken us from negative real short rates to real rates headed toward 3% in the U.S. Japan is moving away from its zero interest rate policy, and global central banks are mopping up the excess liquidity created when deflation fears were rampant. The ten year bond is now over 5% for the first time in 4 years, and housing data is rolling over, which is likely to put some pressure on consumer spending, as well. The so-called global carry trade is fading in popularity, and some of its biggest beneficiaries such as New Zealand and Iceland have seen their currencies break down. Other areas where speculation ran high until recently, such as the Middle Eastern markets, have experienced dramatic corrections.

A big difference between today and the commodity bull markets of the 1970’s is that then the U.S. Fed monetized the rise in prices leading to persistent inflation. Today central banks are withdrawing liquidity, not adding it.

So far there has been no impact on commodities, and except for a few scattered areas of the world, most assets and markets are continuing to rise. I think that will get more difficult to sustain, especially if liquidity becomes scarcer. The first to feel the pain could be where the gains have been the greatest, which would be emerging markets and commodities.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	vii

The U.S. equity market has lagged those of the rest of the world by a wide margin for several years, and within our market the mega cap S&P names have lagged the small and mid caps, which are in the 7th year of relative outperformance, quite long in the tooth by historic standards. Part of the reason for the relative lack of interest in U.S. stocks has been the relentless rise in short rates. Our central bank has been noticeably more hawkish than the rest of world, and money has flowed to where money was the easiest, outside the U.S. As we end our tightening cycle, and others remain engaged in theirs, our market should become relatively more attractive.

In a world where global liquidity may be diminishing, relatively illiquid assets are likely to begin to lose their allure. Liquidity will become more valuable. I think the most liquid market in the world, the U.S. market, will become more attractive, and within that market, money will flow to the largest, most liquid names, which also happen to be the cheapest part of our market.

The excitement and enthusiasm surrounding commodities, and the belief that they will continue to rise, is not surprising. People want to buy today what they should have bought 5 or 6 years ago; call it the 5 year psychological cycle.

Today people want commodities, emerging market, non U.S. assets, and small and mid-cap stocks. Those were all cheap 5 years ago and had you bought them then you would be sitting on enormous gains. But 5 or 6 years ago, everyone wanted tech and internet and telecom stocks, and venture capital and U.S. mega caps. The time to buy them was in 1994 or 1995, when they were cheap. But in 1994 or 1995, people wanted banks and small and mid-caps, which should have been bought in 1990, and well, you get the picture.

In general, you can get a good sense of what to buy now by looking to see what the worst performing assets or groups were over the past five or six years. That is long term for most people, and long enough to convince them that the malaise is permanent and to have migrated their money elsewhere, such as to whatever has done best in the past 5 or 6 years.

Given the choice of buying Commodities with a capital C, or buying capital C—Citigroup—at current prices, I’ll take the latter. Check back in 5 years.

Bill Miller, CFA

April 24, 2006

DJIA 11,336.32

The views expressed in this commentary reflect those of the investment adviser as of the date of this commentary. Any such views are subject to change at any time based on market or other conditions, and Legg Mason Investment Trust, Inc. and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions for the Legg Mason Funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Quarterly Report to Shareholders

Legg Mason

Opportunity Trust

March 31, 2006

Quarterly Report to Shareholders	1

To Our Shareholders,

We are pleased to provide you with Legg Mason Opportunity Trust’s report for the quarter ended March 31, 2006.

Total returns for various periods ended March 31, 2006 are:

Total ReturnsA
	3 Months	1 Year
Opportunity Trust
Primary Class	+10.29%	+27.88%
Financial Intermediary Class	+10.53%	+28.83%
Institutional Class	+10.58%	+29.26%
Dow Jones Industrial AverageB	+4.25%	+8.27%
S&P 500 Stock Composite IndexC	+4.21%	+11.73%
Value Line IndexD	+8.33%	+15.44%

Information about the Fund’s performance over longer periods of time is shown in the Performance Information section within this report. For more information about the differences between the Fund share classes included in this report, contact your financial advisor.

Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases during market downswings, when the best values are available. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

Sincerely,

Mark R. Fetting
President

April 17, 2006

A	Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders. Past performance does not predict future performance.

B	A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a monthly basis. It is not possible to invest in an index.

C	A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market.

D	Composed of approximately 1,700 stocks, this index is a geometric average of the daily price percentage change in each stock, covering both large- and small-capitalization companies.

2	Quarterly Report to Shareholders

Performance Information

Legg Mason Opportunity Trust

The graphs on the following pages compare the Fund’s total returns to the S&P 500 Stock Composite Index. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and a $1,000,000 investment in the Financial Intermediary and Institutional Classes for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing the index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Quarterly Report to Shareholders	3

Growth of a $10,000 Investment — Primary Class

Periods Ended March 31, 2006

	Cumulative Total Return	Average Annual Total Return
One Year	+27.88%	+27.88%
Five Years	+83.43%	+12.90%
Life of Class*	+90.44%	+10.85%

*	Inception date: December 30, 1999

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are for periods beginning December 31, 1999.

4	Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Financial Intermediary Class

Periods Ended March 31, 2006

	Cumulative Total Return	Average Annual Total Return
One Year	+28.83%	+28.83%
Life of Class*	+32.33%	+14.07%

*	Inception date: February 13, 2004

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index returns are for periods beginning January 31, 2004.

Quarterly Report to Shareholders	5

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended March 31, 2006

	Cumulative Total Return	Average Annual Total Return
One Year	+29.26%	+29.26%
Five Years	+93.10%	+14.07%
Life of Class*	+93.33%	+12.12%

*	Inception date: June 26, 2000

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

C	Index returns are for periods beginning June 30, 2000.

6	Quarterly Report to Shareholders

Performance Information — Continued

Portfolio Composition (As of March 31, 2006)D

(As a percentage of the portfolio)

Top Ten Holdings (As of March 31, 2006)

Security	% of Net Assets
NII Holdings Inc.	6.7%
United States Steel Corporation	6.2%
Tyco International Ltd.	4.6%
Amazon.com, Inc.	4.0%
Netflix Inc.	3.6%
IAC/InterActiveCorp	3.4%
Mittal Steel Company NV	3.3%
Level 3 Communications, Inc.	3.0%
Sprint Nextel Corporation	3.0%
AMR Corporation	2.9%

D	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Quarterly Report to Shareholders	7

Selected Portfolio PerformanceE

Strongest performers for the 1st quarter 2006F
1.	AK Steel Holding Corporation	+88.7%
2.	Level 3 Communications, Inc.	+80.5%
3.	Netease.com Inc. - ADR	+74.8%
4.	Mittal Steel Company NV	+43.9%
5.	NII Holdings Inc.	+35.0%
6.	Foster Wheeler Ltd.	+28.6%
7.	United States Steel Corporation	+26.5%
8.	AMR Corporation	+21.7%
9.	Eastman Kodak Company	+21.5%
10.	AmeriCredit Corp.	+19.9%

Weakest performers for the 1st quarter 2006F
1.	JetBlue Airways Corporation	–30.3%
2.	Amazon.com, Inc.	–22.5%
3.	XM Satellite Radio Holdings Inc.	–18.4%
4.	Yahoo! Inc.	–17.7%
5.	Expedia, Inc.	–15.4%
6.	Centex Corporation	–13.2%
7.	Cott Corporation	–12.4%
8.	UnumProvident Corporation	–9.7%
9.	Syntroleum Corporation	–8.4%
10.	Tyco International Ltd.	–6.5%

E	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.

F	Securities held for the entire quarter.

8	Quarterly Report to Shareholders

Performance Information — Continued

Portfolio Changes

Securities added during the 1st quarter 2006	Securities sold during the 1st quarter 2006
Amylin Pharmaceuticals, Inc.	None
Energy Select Sector SPDR Fund
Fairfax Financial Holdings Limited
KB HOME
Mercury Interactive Corporation
Meritage Homes Corporation
Oil Service HOLDRs Trust
The Sherwin-Williams Company
General Motors Corporation,
8.375%, due 7/15/33
American International Group, Inc.
Call, January 2008,
Strike Price $60.00
Citigroup Incorporated Call,
January 2008, Strike Price $40.00
Dell Incorporated Call,
January 2008, Strike Price $30.00
General Electric Company Call,
January 2008, Strike Price $30.00
Hewlett-Packard Company Call,
January 2008, Strike Price $30.00
Symantec Corporation Call,
January 2008, Strike Price $15.00
Time Warner Inc. Call,
January 2008, Strike Price $15.00

Quarterly Report to Shareholders	9

Portfolio of Investments

Legg Mason Opportunity Trust

March 31, 2006 (Unaudited)

(Amounts in Thousands)

	Shares/Par	Value
Common Stocks and Equity Interests — 97.8%
Consumer Discretionary — 32.3%
Diversified Consumer Services — 2.2%
Career Education Corporation	3,600	$135,828	A

Hotels, Restaurants and Leisure — 0.8%
Pinnacle Entertainment, Inc.	1,800	50,706	A

Household Durables — 11.7%
Centex Corporation	1,500	92,985
Jarden Corporation	5,000	164,250	A,B
KB HOME	2,000	129,960
Lennar Corporation	1,800	108,684
Meritage Homes Corporation	167	9,142
Pulte Homes, Inc.	3,000	115,260
The Ryland Group, Inc.	1,400	97,160

		717,441

Internet and Catalog Retail — 13.3%
Amazon.com, Inc.	6,700	244,617	A,C
Expedia, Inc.	7,000	141,890	A
IAC/InterActiveCorp	7,000	206,290	A,C
Netflix Inc.	7,500	217,425	A,B

		810,222

Leisure Equipment and Products — 1.9%
Eastman Kodak Company	4,000	113,760

Media — 1.6%
XM Satellite Radio Holdings Inc.	4,400	97,988	A

Specialty Retail — 0.8%
The Sherwin-Williams Company	1,000	49,440

10	Quarterly Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Opportunity Trust — Continued

	Shares/Par	Value
Consumer Staples — 1.0%
Beverages — 1.0%
Cott Corporation	4,775	$61,502	A,B

Energy — 1.1%
Oil, Gas and Consumable Fuels — 1.1%
Syntroleum Corporation	7,900	65,333	A,B

Financials — 5.0%
Consumer Finance — 3.1%
AmeriCredit Corp.	2,735	84,040	A
TD Ameritrade Holding Corporation	5,000	104,350	A

		188,390

Insurance — 1.3%
Fairfax Financial Holdings Limited	100	10,664
UnumProvident Corporation	3,300	67,584

		78,248

Real Estate — 0.6%
Fieldstone Investment Corporation	3,500	41,300	B

Health Care — 2.7%
Biotechnology — 0.5%
Amylin Pharmaceuticals, Inc.	650	31,817	A

Pharmaceuticals — 2.2%
Sepracor Inc.	2,700	131,787	A

Industrials — 10.9%
Airlines — 3.4%
AMR Corporation	6,500	175,825	A
JetBlue Airways Corporation	3,000	32,160	A

		207,985

Quarterly Report to Shareholders	11

	Shares/Par	Value
Industrials — Continued
Commercial Services and Supplies — 1.1%
Cendant Corporation	4,000	$69,400

Construction and Engineering — 1.8%
Foster Wheeler Ltd.	2,299	108,775	A

Industrial Conglomerates — 4.6%
Tyco International Ltd.	10,500	282,240

Information Technology — 13.2%
Internet Software and Services — 7.9%
Netease.com Inc. — ADR	6,800	166,872	A
SINA Corp.	2,100	58,590	A
VeriSign, Inc.	5,500	131,945	A
Yahoo! Inc.	4,000	129,040	A

		486,447

IT Services — 0.8%
BearingPoint, Inc.	5,700	48,393	A

Semiconductors and Semiconductor Equipment — 1.5%
Micron Technology, Inc.,	6,200	91,264	A

Software — 3.0%
CA Inc.	3,100	84,351
Convera Corporation	5,556	53,222	A,B
Mercury Interactive Corporation	1,300	45,240	A

		182,813

Limited Partnerships — 2.3%
Arience Capital Partners I, LP	50,000	75,795	D
Aston Capital Partners L.P.	25,000	26,133	D
Omega Capital Partners Limited	30,000	41,781	D

		143,709

12	Quarterly Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Opportunity Trust — Continued

	Shares/Par	Value
Materials — 14.4%
Metals and Mining — 14.4%
AK Steel Holding Corporation	8,500	$127,500	A,B
Cleveland-Cliffs Inc.	2,000	174,240	B
Mittal Steel Company NV	5,300	200,075
United States Steel Corporation	6,300	382,284	B

		884,099

Telecommunication Services — 12.7%
Diversified Telecommunication Services — 3.0%
Level 3 Communications, Inc.	35,000	181,300

Wireless Telecommunication Services — 9.7%
NII Holdings Inc.	7,000	412,790	A
Sprint Nextel Corporation	7,000	180,880

		593,670

Utilities — 2.2%
Independent Power Producers and Energy Traders — 2.2%
The AES Corporation	8,000	136,480	A

Total Common Stocks and Equity Interests (Identified Cost — $4,057,338)		5,990,337

Corporate and Other Bonds — 5.2%
General Motors Corporation, 8.375%, due 07/15/33	100,000	73,250
Level 3 Communications Inc., 10%, due 5/1/11	100,000	155,500	E
Level 3 Communications Inc., 11.50%, due 03/01/10	95,000	92,388

Total Corporate and Other Bonds (Identified Cost — $243,272)		321,138

Quarterly Report to Shareholders	13

	Shares/Par		Value
Options Purchased — 1.1%
Amazon.com, Inc. Call, January 2007, Strike Price $35.00	2,500,000	F	$14,000
American International Group, Inc. Call, January 2008, Strike Price $60.00	250,000	F	3,353
Citigroup Incorporated Call, January 2008, Strike Price $40.00	250,000	F	2,359
Dell Incorporated Call, January 2008, Strike Price $30.00	250,000	F	1,315
Eastman Kodak Company Call, January 2007, Strike Price $30.00	7,500,000	F	19,500
Eastman Kodak Company Call, January 2008, Strike Price $25.00	2,377,000	F	15,926
Eastman Kodak Company Call, January 2008, Strike Price $35.00	1,500,000	F	3,075
General Electric Company Call, January 2008, Strike Price $30.00	250,000	F	1,808
Hewlett Packard Company Call, January 2008, Strike Price $30.00	250,000	F	1,958
JPMorgan Chase & Co. Call, January 2008, Strike Price $40.00	250,000	F	1,458
Symantec Corporation Call, January 2008, Strike Price $15.00	250,000	F	1,208
Time Warner Inc. Call, January 2008, Strike Price $15.00	250,000	F	931

Total Options Purchased (Identified Cost — $80,184)			66,891

14	Quarterly Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Opportunity Trust — Continued

	Shares/ Par	Value
Repurchase Agreements — 1.5%
Bank of America 4.75%, dated 3/31/06, to be repurchased at $45,869 on 4/3/06 (Collateral: $46,675 Federal Home Loan Bank notes, 4.75%, due 8/8/07, value $46,788)	$45,851	$45,851
JPMorgan Chase & Co. 4.7%, dated 3/31/06, to be repurchased at $45,868 on 4/3/06 (Collateral: $46,651 Fannie Mae notes, 4.75%, due 8/10/07, value $46,826)	45,850	45,850

Total Repurchase Agreements (Identified Cost — $91,701)		91,701

Total Investments — 105.7% (Identified Cost — $4,472,495)		6,470,067
Other Assets Less Liabilities — (5.7)%		(346,451)

Net assets — 100.0%		$6,123,616

Net asset value per share:
Primary Class		$18.44

Financial Intermediary Class		$18.68

Institutional Class		$18.82

A	Non-income producing.

B	Affiliated Company — As defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At March 31, 2006, the total market value of Affiliated Companies was $1,287,056, and the identified cost was $926,797.

C	All or a portion of this security is pledged as collateral for securities sold short. As of March 31, 2006, the total market value of pledged securities was $366,181.

D	Investment in a limited partnership organized under the laws of the State of Delaware. Each investment is subject to withdrawal restrictions under its partnership agreement, and is illiquid and valued at fair value under procedures adopted by the Board of Directors.

	Acquisition Date	Cost	Value
Arience Capital Partners I, LP	March 2003	$50,000	$75,795
Aston Capital Partners LP	November 2005	25,000	26,133
Omega Capital Partners Limited	June 2002/August 2004	30,000	41,781

E	Convertible Bond — May be converted into the issuer’s Common Stock. This security is valued at fair value under procedures adopted by the Board of Directors.

F	Represents actual number of contracts.

ADR — American Depository Receipt.

Quarterly Report to Shareholders	15

Schedule of Securities Sold Short

Legg Mason Opportunity Trust

March 31, 2006 (Unaudited)

(Amounts in Thousands)

	Shares/ Par	Value
Common Stocks and Equity Interests
Sold Short — (5.8)%
Energy — (5.8)%
Oil and Gas — (5.8)%
Energy Select Sector SPDR Fund	(2,500)	$(135,825)
Oil Service HOLDRs Trust	(1,500)	(220,215)

Total Common Stocks and Equity Interests Sold Short (Proceeds — $(365,544))		$(356,040)

Fund Information

Investment Manager
LMM, LLC
Baltimore, MD

Investment Adviser
Legg Mason Capital Management, Inc.
Baltimore, MD

Board of Directors
John F. Curley, Jr., Chairman
Mark R. Fetting, President
Dr. Ruby P. Hearn
Arnold L. Lehman
Robin J.W. Masters
Dr. Jill E. McGovern
Arthur S. Mehlman
Jennifer W. Murphy
G. Peter O’Brien
S. Ford Rowan
Robert M. Tarola

Officers
Marie K. Karpinski, Vice President and Chief Financial Officer
Gregory T. Merz, Vice President and Chief Legal Officer
Amy M. Olmert, Vice President and Chief Compliance Officer
Wm. Shane Hughes, Treasurer
Richard M. Wachterman, Secretary

Transfer and Shareholder Servicing Agent
Boston Financial Data Services
Braintree, MA

Custodian
State Street Bank & Trust Company
Boston, MA

Counsel
Kirkpatrick & Lockhart Nicholson Graham LLP
Washington, DC

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Baltimore, MD

About the Legg Mason Funds

Equity Funds

American Leading Companies Trust

Classic Valuation Fund

Growth Trust

Special Investment Trust

U.S. Small-Capitalization Value Trust

Value Trust

Specialty Funds

Balanced Trust

Financial Services Fund

Opportunity Trust

Global Funds

Emerging Markets Trust

Global Income Trust

International Equity Trust

Taxable Bond Funds

Core Bond Fund

High Yield Portfolio

Investment Grade Income Portfolio

Limited Duration Bond Portfolio

Tax-Free Bond Funds

Maryland Tax-Free Income Trust

Pennsylvania Tax-Free Income Trust

Tax-Free Intermediate-Term Income Trust

Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Fund’s website at www.leggmasonfunds.com/about.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s portfolio holdings, as filed on Form N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally, the Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-800-SEC-0330.

You should consider a fund’s investment objectives, risks, charges, and expenses carefully before investing. For a prospectus, which contains this and other information about any of the Legg Mason Funds, call your financial adviser, call 1-800-577-8589, or visit www.leggmasonfunds.com. Please read the prospectus carefully before investing.

Legg Mason Funds	Legg Mason Investor Services—Institutional
For Primary Class Shareholders	For FI and I Class Shareholders
c/o BFDS, P.O. Box 55214	P.O. Box 17635
Boston, MA 02205-8504	Baltimore, MD 21297-1635
800-822-5544	888-425-6432
www.leggmasonfunds.com	www.lminstitutionalfunds.com

Legg Mason Investor Services, LLC, Distributor A Legg Mason, Inc. subsidiary